UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2003 (July 16, 2003)

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523

(Address of principal executive offices)	(Zip Code)

(703) 876-3000 (Registrant’s telephone number, including area code)

Item 7.      Financial Statements and Exhibits

(c)  Exhibits
           Exhibit 99.1 – General Dynamics press release dated July 16, 2003 with respect to the company’s financial results for the quarter ended June 29, 2003

Items 5, 9 and 12.      Other Events, Regulation FD Disclosure and Results of Operations and Financial Condition

           The following information is being filed under Item 5 of Form 8-K and the Item 12 “Results of Operations and Financial Condition” is included under Item 9 in accordance with SEC Release No. 33-8216.

           On July 16, 2003, General Dynamics announced its financial results for the quarter ending June 29, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz John W. Schwartz Vice President and Controller (Authorized Officer and Chief Accounting Officer)

Dated: July 16, 2003